UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                 FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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                       RESHOOT PRODUCTION COMPANY
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          (Exact name of registrant as specified in its charter)

               NEVADA                                 26-1665960
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   (State or other Jurisdiction of                (I.R.S. Employer
   Incorporation or Organization)                 Identification No.)


          14055 Tahiti Way, Unit 305, Marina del Rey, CA     90292
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            (Address of Principal Executive Offices)       (Zip Code)

                                 Ed DeStefano
                          14055 Tahiti Way, Unit 305
                           Marina del Rey, CA  90292
                            Phone:  (310) 823-3656
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        (Name, address and telephone number of agent for service)

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-137764

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, $0.001 par value
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                             (Title of Class)

               INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered

The description of the Common Stock of the Company is set forth under the caption "Description of Securities" in the Company's Registration Statement on Form SB-2 (File No. 333-148510) initially filed with the U. S. Securities and Exchange Commission (the "Commission") on January 7, 2008, and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2.  Exhibits

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       EXHIBITS
    SEC REFERENCE     TITLE OF DOCUMENT                   FILED
        NUMBER
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         3.1          Articles of Incorporation           *
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         3.2          Bylaws of the Registrant            *
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* Expressly incorporated by reference to the exhibits of the same number in the Registrant's registration Statement on Form SB-2, filed on January 7, 2008.

                                  SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        RESHOOT PRODUCTION COMPANY

Date:  January 30, 2008         By:  /s/ Ed DeStefano
                                     ---------------------------------------
                                         Ed DeStefano
                                         Title: President, Chief Executive
                                         Officer, Chief Financial Officer,
                                         Secretary and Director (Principal
                                         Executive, Financial, and Accounting
                                         Officer)